Exhibit 23.3

CONSENT OF MORTEN BEYER & AGNEW, INC

We hereby consent to the reference to us appearing in: (i) Note 18 to Morgan Stanley’s consolidated financial statements and notes thereto recast for discontinued operations for the fiscal years ended November 30, 2003, 2002 and 2001 included as exhibit 99.1 in the Current Report on Form 8-K of Morgan Stanley to which this consent is attached (the “Current Report”), (ii) Note 16 to Morgan Stanley’s condensed consolidated financial statements and notes thereto recast for discontinued operations for the three months ended February 28, 2003 and February 29, 2004, included as exhibit 99.2 in the Current Report, and (iii) Note 16 to Morgan Stanley’s condensed consolidated financial statements and notes thereto recast for discontinued operations for the three and six months ended May 31, 2003 and May 31, 2004, included as exhibit 99.3 in the Current Report and to the incorporation by reference of those references in the following Registration Statements of Morgan Stanley:

Filed on Form S-3:

Registration Statement No. 33-57202

Registration Statement No. 33-60734

Registration Statement No. 33-89748

Registration Statement No. 33-92172

Registration Statement No. 333-07947

Registration Statement No. 333-27881

Registration Statement No. 333-27893

Registration Statement No. 333-27919

Registration Statement No. 333-46403

Registration Statement No. 333-46935

Registration Statement No. 333-76111

Registration Statement No. 333-75289

Registration Statement No. 333-34392

Registration Statement No. 333-47576

Registration Statement No. 333-83616

Registration Statement No. 333-106789

Registration Statement No. 333-117752

Filed on Form S-4:

Registration Statement No. 333-25003

Filed on Form S-8:

Registration Statement No. 33-63024

Registration Statement No. 33-63026

Registration Statement No. 33-78038

Registration Statement No. 33-79516

Registration Statement No. 33-82240

Registration Statement No. 33-82242

Registration Statement No. 33-82244

Registration Statement No. 333-04212

Registration Statement No. 333-25003

Registration Statement No. 333-28141

Registration Statement No. 333-28263

Registration Statement No. 333-62869

Registration Statement No. 333-78081

Registration Statement No. 333-95303

Registration Statement No. 333-85148

Registration Statement No. 333-85150

Registration Statement No. 333-108223

MORTEN BEYER & AGNEW, INC

By:

Name:	Bryson P. Monteleone

Title:	Vice President-Operations, CFO

October 28, 2004